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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Oneida Ltd. of our report dated June 13, 2003 relating to the financial statements of the Oneida Ltd. 401(k) Savings Plan, which appears in this Form 11-K.




/s/ PRICEWATERHOUSECOOPERS LLP

Syracuse, New York
June 27, 2003